Exhibit 99.1

THOR Industries Announces The Promotions Of Todd Woelfer To SVP & Chief Operating Officer And Trevor Gasper To Vice President, General Counsel, And Secretary

ELKHART, Ind., Dec. 1, 2021 /PRNewswire/ -- THOR Industries, Inc. (NYSE: THO) is pleased to announce the promotion of Todd Woelfer to SVP & Chief Operating Officer. Mr. Woelfer joined THOR in 2012 and has served in a number of roles during his time with the Company including General Counsel. As COO, Mr. Woelfer will lead a number of corporate initiatives including THOR's innovation and data strategies, marketing, corporate sustainability and responsibility (ESG), maximizing performance and synergies from existing and future acquisitions, and will lead corporate strategic initiatives.

"Todd has been our General Counsel but for years he has been instrumental in our enterprise operations, including in key areas such as our M & A activity, innovation, and a number of other key initiatives that drive our global strategy. From the time he started with us, his passion for our growth strategy created a broad range of responsibilities. The number of strategic mission critical items that we manage at corporate have grown tremendously since 2012, when our current management team started together, and our consolidated net revenue was a little over $2 billion, to fiscal 2021 when our net revenue was over $12 billion. When we considered our future strategic journey over the next 5 to 10 years, our management team realized we needed a key manager dedicated to these crucial initiatives. Todd was quickly identified as the right leader for this important role. While he understands the importance of our strategic initiatives and is often a key leader in developing them, he also understands the strategic value of THOR's highly decentralized business model, the crucial importance of our dealer relations, and our focus on the retail customer experience. In many ways, this is an announcement and acknowledgement of a role that Todd has grown into at THOR," explained Bob Martin, President and Chief Executive Officer at THOR.

"This is an exciting opportunity for me at an incredibly important time for our Company. I'm a firm believer in THOR's decentralized business model that has proven to be the not so secret sauce to our success. That will never change. Our management teams and hard-working team members at our operating companies are the key to our success. It's a time of significant disruption and transformation in many industries and in the RV Industry in particular. This presents incredible opportunity for THOR. As we focus on delivering our industry leading products to our dealers and retail customers, we have to think today about how we continue to lead in the future. That is what this role is all about. My acceptance of this role was based in large part on my knowledge that Bob will continue to lead our Company throughout the remainder of my career. His visionary leadership is what has transformed this Company into an international market leader. I very much look forward to years of continued success and growth with our leadership team led by Bob and including both Colleen (Zuhl, Chief Financial Officer), and Ken (Julian, SVP Administration / HR)," added Woelfer.

Simultaneously, the Company announced the promotion of Trevor Gasper to Vice President, General Counsel, and Secretary. Gasper joined the Company in 2017 after 12 years at a private firm where his practice focused on representing RV manufacturers, including THOR.

"Trevor has established himself as a key leader for our legal team as well as the Corporate management team. He has also served in a lead role in all major M&A transactions since joining THOR. Trevor understands the challenges of balancing the deliverables of a legal team with our business needs and is a great steward of our brand and reputation." Offered Woelfer in announcing the promotion. "THOR's legal team strives to be a value-add to our business. Under Trevor's leadership, I'm very confident in the team's continued ability to deliver value throughout the organization."

About THOR Industries, Inc.

THOR Industries is the sole owner of operating subsidiaries that, combined, represent the world's largest manufacturer of recreational vehicles.

For more information on the Company and its products, please go to www.thorindustries.com.

Forward-Looking Statements

This release includes certain statements that are "forward-looking" statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are made based on management's current expectations and beliefs regarding future and anticipated developments and their effects upon THOR, and inherently involve uncertainties and risks. These forward-looking statements are not a guarantee of future performance. We cannot assure you that actual results will not differ materially from our expectations. Factors which could cause materially different results include, among others: the extent and impact from the continuation of the COVID-19 pandemic, along with the responses to contain the spread of the virus, or its variants, by various governmental entities or other actors, which may have negative effects on retail customer demand, our independent dealers, our supply chain, our labor force, our production or other aspects of our business; the ability to ramp production up or down quickly in response to rapid changes in demand while also managing costs and market share; the effect of raw material and commodity price fluctuations, and/or raw material, commodity or chassis supply constraints; the dependence on a small group of suppliers for certain components used in production; the level and magnitude of warranty and recall claims incurred; the ability of our suppliers to financially support any defects in their products; legislative, regulatory and tax law and/or policy developments including their potential impact on our dealers and their retail customers or on our suppliers; the costs of compliance with governmental regulation; public perception of and the costs related to environmental, social and governance matters; legal and compliance issues including those that may arise in conjunction with recently completed transactions; lower consumer confidence and the level of discretionary consumer spending; interest rate fluctuations and their potential impact on the general economy and, specifically, on our dealers and consumers; the impact of exchange rate fluctuations; restrictive lending practices which could negatively impact our independent dealers and/or retail consumers; management changes; the success of new and existing products and services; the ability to maintain strong brands and develop innovative products that meet consumer demands; the ability to efficiently utilize existing production facilities; changes in consumer preferences; the risks associated with acquisitions, including: the pace and successful closing of an acquisition, the integration and financial impact thereof, the level of achievement of anticipated operating synergies from acquisitions, the potential for unknown or understated liabilities related to acquisitions, the potential loss of existing customers of acquisitions and our ability to retain key management personnel of acquired companies; a shortage of necessary personnel for production and increasing labor costs to attract production personnel in times of high demand; the loss or reduction of sales to key dealers; disruption of the delivery of units to dealers; increasing costs for freight and transportation; asset impairment charges; competition; the impact of potential losses under repurchase agreements; the potential impact of the strength of the U.S. dollar on international demand for products priced in U.S. dollars; general economic, market and political conditions in the various countries in which our products are produced and/or sold; the impact of changing emissions and other related climate change regulations in the various jurisdictions in which our products are produced, used and/or sold; changes to our investment and capital allocation strategies or other facets of our strategic plan; and changes in market liquidity conditions, credit ratings and other factors that may impact our access to future funding and the cost of debt.

These and other risks and uncertainties are discussed more fully in Item 1A of our Annual Report on Form 10-K for the year ended July 31, 2021.

We disclaim any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained in this release or to reflect any change in our expectations after the date hereof or any change in events, conditions or circumstances on which any statement is based, except as required by law.

Contact

Mark Trinske, Vice President of Investor Relations
mtrinske@thorindustries.com
(574) 970-7912